Exhibit 99.1

©2024 Zura Bio Ltd. Nasdaq Ticker: ZURA Three unique dual - pathway biologics, clinically validated for therapeutic areas with unmet needs August 2024

©2024 Zura Bio Ltd. 2 Forward Looking Statements Disclaimer This communication includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and the negatives of such terms and similar expressions are intended to identify such forward - looking statements . Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results . These forward - looking statements may include, but are not limited to : expectations with respect to development and regulatory plans, trial designs, and the costs, timing and results thereof ; expectations with respect to milestones and key events, including the timing of study initiation and completion ; expectations with respect to Zura Bio’s development program, including clinical trials and the timing thereof, and expectations with respect to development programs, data readouts and product candidates of other parties ; Zura Bio's cash resources and projected cash runway ; the potential to raise additional capital to support the company's operations ; the potential of pipeline assets to offer broader and improved clinical responses ; expectations with respect to addressable markets, projected CAGRs and patient populations ; and expectations with respect to the use of proceeds from any financing transactions . These statements are based on various assumptions, whether or not identified in this communication . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events are difficult or impossible to predict and could differ materially from those expressed or implied in such forward - looking statements, as a result of these risks and uncertainties, which include, but are not limited to : the potential of Zura Bio's product candidates and their related benefits, competing product candidates and products both in development and approved ; Zura Bio's vision and strategy ; the timing of key events and initiation of Zura Bio's studies and release of clinical data may take longer than anticipated or may not be achieved at all ; the potential general acceptability and maintenance of Zura Bio's product candidates by regulatory authorities, payors, physicians, and patients may not be achieved ; Zura Bio's ability to attract and retain key personnel ; Zura Bio's future operating expenses, capital requirements and needs for additional financing may not be achieved ; Zura Bio has not completed any clinical trials, and has no products approved for commercial sale ; Zura Bio has incurred significant losses since inception, and expects to incur significant losses for the foreseeable future and may not be able to achieve or sustain profitability in the future ; Zura Bio requires substantial additional capital to finance its operations, and if it is unable to raise such capital when needed or on acceptable terms, Zura Bio may be forced to delay, reduce, and/or eliminate one or more of its development programs or future commercialization efforts ; Zura Bio may be unable to renew existing contracts or enter into new contracts ; Zura Bio relies on third - party contract development manufacturing organizations for the manufacture of clinical materials ; Zura Bio relies on contract research organizations, clinical trial sites, and other third parties to conduct of its preclinical studies and clinical trials ; Zura Bio may be unable to obtain regulatory approval for its product candidates, and there may be related restrictions or limitations of any approved products ; Zura Bio may be unable to successfully respond to general economic and geopolitical conditions ; Zura Bio may be unable to effectively manage growth ; Zura Bio faces competitive pressures from other companies worldwide ; Zura Bio may be unable to adequately protect its intellectual property rights ; and other factors set forth in documents filed, or to be filed by Zura Bio, with the SEC, including the risks and uncertainties described in the “Risk Factors” section of Zura Bio's Annual Report on Form 10 - K for the year ended December 31 , 2023 and other filings with the SEC . These risks and uncertainties may be amplified by health epidemics or other unanticipated global disruption events, which may continue to cause economic uncertainty . Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward - looking statements, including projections, which speak only as of the date made . Zura Bio gives no assurance that we will achieve our expectations . Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward - looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws . This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the US Food and Drug Administration . No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied . Caution should be exercised when comparing data across trials of different products and product candidates . Differences existing between trial designs and patient populations and characteristics . The results across such trials may not have interpretative value on our existing or future results . Statements included herein concerning clinical trials for the product candidates have not been reviewed or endorsed by Eli Lilly ("Lilly") or Pfizer . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction .

zurabio.com High - Potential Biologics: Three novel, clinically validated dual - pathway biologics, each with multi - billion - dollar potential, ready for Phase 2. Lead Asset Development: Phase 2 study for tibulizumab targeting SSc starts in 4Q 2024, followed by HS in 2Q 2025. Strategic Milestones: Expecting 2 internal catalysts and up to 11 external readouts over the next 36 months, driving value creation. Proven Leadership: Experienced team with a strong track record in autoimmune drug development and commercialization. Financial Strength: Cash runway through 2027. Company Summary Zura founded as a limited company incorporated under the laws of England and Wales crebankitug in - licensed from Pfizer torudokimab in - licensed from Eli Lilly and Co. Began trading on Nasdaq under “ZURA” ticker tibulizumab in - licensed from Eli Lilly and Co. $80M PIPE closed Rob Lisicki and Dr. Kiran Nistala join Zura Bio Executive Leadership $112.5M PIPE closed Inclusion into the Russell 2000® and 3000® Indexes Arnout Ploos van Amstel joined Board Entered into sponsored research agreement with Benaroya Research Institute 2022 2023 2024 Nasdaq: ZURA

Pipeline of novel dual-pathway biology clinical stage assets potentially offers broader and improved clinical responses zurabio
Nasdaq: ZURA

tibulizumab
ZB-106



Dual Antagonist
Anti-BAFF
Anti-IL-17A
Anti-BAFF

78 Participants Dosed Across Three Ph 1/1b studies

57 participants with single dose

21 participants with multiple doses up to 12 weeks

crebankitug
ZB-168



IL-7Rα
IL-7
γc
IL-7Rα
TSLP
IL-7Rα
TSLPR
JAK1
JAK3
JAK2
JAK1
STAT5
STAT3
STAT1
STAT5

93 Participants Dosed

60 participants with single dose

33 participants with multiple doses up to 12 weeks

torudokimab
ZB-880



Epithelial Damage
IL- 33 RED
torudokimab
IL- 33 OX
ST2 pathway
ST2 receptor independent pathway
IL- 1RAP
ST2
RAGE
EGFR
Inflammation
Epithelial remodeling

244 Participants Dosed

81 participants with single dose

163 participants with multiple doses up to 52 weeks

(*) includes data from trials run by Pfizer and Eli Lilly
Sources: Zura CSRs and Internal Data
Acronyms: BAFF, B cell-activating factor; EGFR, epidermal growth factor receptor; JAK, janus tyrosine kinase; IL, interleukin; RAGE, receptor for advanced glycation end products; ST2, growth STimulation expressed gene 2; TSLP, thymic stromal lymphopoietin

©2024 Zura Bio Ltd.
4

©2024 Zura Bio Ltd. 5 Zura is led by a strong leadership team with a successful track record in drug and business development ROBERT LISICKI Chief Executive Officer and Director GARY WHALE Ph.D. Chief Technology Officer VERENDER BADIAL Chief Financial Officer KIM DAVIS J.D. Chief Legal Officer KIRAN NISTALA M.B.B.S., Ph.D. Chief Medical Officer and Head of Development MICHAEL HOWELL Ph.D. Chief Scientific Officer and Head of Translational Medicine Nasdaq: ZURA

Key Anticipated Events through 2026

zurabio
Nasdaq: ZURA


2024
2025
2026
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
Tibulizumab SSc study¹
(4Q-2024) Phase 2 study Initiation
(4Q-2026) Phase 2 study completion
Tibulizumab HS study¹
(2Q-2025) Phase 2 study Initiation
(3Q-2026) Phase 2 study completion
Anticipated External Events²
(3Q-2024)
Ph3 in Asthma (reducing corticosteroid)
AZ / Amgen
tezepelumab
TSLP
(4Q-2024)
Ph2 in AA
Ph2 in AD
Q32 Bio
bempikibart
IL-7/TSLP
(2Q-2025)
Ph3 in COPD
Sanofi/Regeneron,
itepekimab
IL-33
ANTICIPATED EVENTS LEGEND
Tibulizumab Anticipated Events
External IL-7 / TSLP Anticipated Topline Data
External IL-33 Anticipated Topline Data

Sources: [1] Zura Planning Assumptions, [2] clinicaltrials.gov, Company Presentations
Acronyms: AA, alopecia areata; AD, atopic dermatitis; COPD, chronic obstructive pulmonary disease; CRO, contract research organization; FDA, Food and Drug Administration; HS, hidradenitis suppurativa; IL, interleukin; SSc, systemic sclerosis; TLD, topline data; TSLP, thymic stromal lymphopoietin; UC, ulcerative colitis

©2024 Zura Bio Ltd.
6

zurabio

Nasdaq: ZURA

Key Highlights for tibulizumab in systemic sclerosis

Tibulizumab offers a *dual-pathway approach* and potentially *paradigm changing* therapy to SSc patients, if approved

- IL-17 and BAFF are upregulated in SSc, and present in serum and skin of SSc patients
- **In separate studies, brodalumab [IL-17] and belimumab [BAFF] have demonstrated clinically relevant biological effects in lung & skin in phase 2 and phase 3 studies [1,2]**
- Tibulizumab's dual-pathway biology combines IL-17 + BAFF pathways, offering potential as a pioneering first-in-class therapy
- Tibulizumab may offer the convenience of Q4W SC dosing

Sources: [1] Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519.
[2] Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358.

Acronyms: BAFF, B cell-activating factor; IL, interleukin; Q4W, every four weeks; SSc, systemic sclerosis; SC, subcutaneous

©2024 Zura Bio Ltd. 7

Tibulizumab is designed to target the combination of two clinically validated pathways for SSc

Nasdaq: ZURA

Brodalumab

IL-17 receptor antagonist

- Achieved 1° endpoint of treatment difference of least square mean: (−21.2 [95% CI -3.9, -18.5]; P<0.001), in mRSS and 2° endpoint of improved FVC, both at 24 weeks [1]
- Demonstrated therapeutic effects on lung/respiratory functions, digital ulcers, the symptoms of gastroesophageal reflux disease, and QOL without noteworthy safety concerns

CLINICAL PRECEDENT

Phase 3 brodalumab study (24 weeks)



mRSS
FVC (% predicted)
Δ mRSS (units)
+ 4.4
- 16.8
0
-10
-20
Δ -21.2 units
Placebo (n=47)
Brodalumab (n=47)
Δ FVC (% Predicted)
+ 0.2
- 5.0
0
-2
-4
-6
Δ +5.2%
Placebo (n=47)
Brodalumab (n=47)

Belimumab

BAFF antagonist

- 52-week, investigator initiated, single center, double blind, placebo-controlled pilot study in 20 participants with dcSSc on MMF [2]
- Both treatment groups experienced improvements in mRSS favoring belimumab (-10 vs -3; p=NS)
- Secondary endpoints were met with statistical significance in two endpoints: SHAQ-DI and VAS Raynaud's phenomenon

CLINICAL PRECEDENT

Phase 2 belimumab IIT study (52 weeks)



mRSS
FVC (% predicted)
Δ mRSS (units)
0
-5
-10
-3.0
-10.0
Δ -7.0 units
Placebo (n=9)
Belimumab (n=9)
Δ FVC (% Predicted)
5
0
-5
Δ +7.0%
+ 5.0
-2.0
Placebo (n=9)
Belimumab (n=9)

Sources: [1] Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519. [2] Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358.

Acronyms: BAFF, B cell-activating factor; dcSSc, diffuse cutaneous systemic sclerosis; FVC, forced vital capacity; IIT, investigator-initiated trial; MMF, mycophenolate mofetil; mRSS, modified Rodnan skin score; QOL, quality of life; SHAQ-DI, scleroderma health assessment questionnaire – disability index; SSc, systemic sclerosis; VAS, visual analogue scale

©2024 Zura Bio Ltd.
8

zurabio
Nasdaq: ZURA

TAM projected at $2B by 2028

Significant unmet need in systemic sclerosis

- **No advanced-line agents currently approved** for skin and lung
- Global prevalence of **200,000 patients with 100,000 SSc patients** in US
- Penetration of advanced line agents projected to **peak at ~35%**
- TAM projected to reach **$2B by 2028**
- SSc forecasted **CAGR of 4.2% (2021 – 2028)**

Sources: Coherent Market Insights: Scleroderma 2022-2028. Global Data: Systemic Sclerosis – Global Drug Forecast and Market Analysis to 2030
Acronyms: CAGR, compound annual growth rate;; SSc, systemic sclerosis; TAM, total addressable market; US, United States

©2024 Zura Bio Ltd.
9

We are developing Tibulizumab as a differentiated treatment for SSc patients zurabio
Nasdaq: ZURA

We are developing tibulizumab to potentially address three critical gaps

01 EFFICACY

Potential for broader and improved clinical effect in skin ***and*** lung in a single therapy

02 TOLERABILITY

The two components of tibulizumab have been safely administered to ~150,000 study participants or patients[1]

03 CONVENIENCE

Designing to avoid onerous monitoring and potentially offer convenient Q4W SC dosing

[1] administered as mono-therapy ixekizumab or mono-therapy tabalumab

Sources: clinicaltrials.gov, Lilly press release, dated 2021, April 30, retrieved from URL , Taltz® delivers more cumulative days with completely clear skin for adults with psoriasis compared to seven other biologics in novel network meta-analysis

Acronyms: HCP, healthcare provider; Q4W, every four weeks; SC, subcutaneous; SSc, systemic sclerosis

©2024 Zura Bio Ltd.
10

Key Highlights for tibulizumab in hidradenitis suppurativa

Tibulizumab combines
two validated HS mechanisms
into one single therapy

- Scientific validation of the role of IL-17 and B cells in hidradenitis suppurativa
- Multiple positive phase 2 and phase 3 studies in the industry with IL-17 inhibitors or B cell depleting therapies [1]
- Despite new options unmet need remains, PBO adjusted HiSCR75 deltas are in the 20% to 30% range [1]
- Dual-pathway biology combines two clinically validated therapeutic targets into a single agent
- Developing to potentially offer convenient Q4W SC dosing

Sources: [1] Company Presentations, Publications and Research.
Acronyms: HiSCR, Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IL, interleukin; PBO, placebo, Q4W, every four weeks; SC, subcutaneous

Nasdaq: ZURA

©2024 Zura Bio Ltd. 11

Role of IL-17 and B cells is clinically validated, however clinical effect remains modest with single-pathway inhibition zurabio

Nasdaq: ZURA

Company / Asset*		NOVARTIS *COSENTYX®*	NOVARTIS *remibrutinib**	ucb *BIMZELX®*	MoonLake *sonelokimab*	MoonLake *sonelokimab*	ACELYRIN *izokibep*	ACELYRIN *izokibep*	rigel *fostamatinib*
Mechanism		IL-17 A	BTKi	IL-17 A/F	IL-17 A/F	IL-17 A/F	IL-17 A/A	IL-17 A/A	SYK inhibitor
Administration		SC/IV	PO	SC	SC	SC	SC	SC	PO
Phase		Phase 3	Phase 2b	Phase 2	Phase 2	Phase 2	Phase 2b	Phase 2b	Phase 2
Dosing		30mg Q2W for 16W	100 mg or 25 mg BID	320mg Q2W for 12W	120mg Q2W for 12W	120mg Q2W for 24W	160mg QW for 12W	160 mg Q2W or QW for 12W	150 mg BID for 12W
Total Patients		n = 360	N = 77	n = 88	n = 234	n = 234	n = 30	n = 175	n = 20
Efficacy (HiSCR50)	Non-Placebo Adjusted	42% - 45%	48.5% - 72.7%	63%	66%	76%	71%	42% - 46%	85%
	Placebo Adjusted	11% +	38%	35%	38%	48%	N/A	1% - 5%	N/A
Efficacy (HiSCR75)	Non-Placebo Adjusted	N/A	27.3% - 42.4%	50%	43%	57%	57%	34% - 39%	70%
	Placebo Adjusted	N/A	24%	29%	29%	N/A	N/A	5% - 10%	N/A
Safety	Candidiasis	0% - 3%[1]	0	9%	10.5%	>10%	0%[2]	TBD	0%

(*) There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates.

Sources: Company Presentations, Publications and Research.

[1] Represents data from psoriasis trial. [2] Represents safety data from psoriatic arthritis trial remibrutinib, 2024 AAD S026.

Acronyms: BID, twice a day; BTKi, Bruton tyrosine kinase inhibitors; HiSCR, Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IL, interleukin; IV, intravenous; PO, per os or by mouth; Q2W, every two weeks; Q4W, every four weeks; SC, subcutaneous

©2024 Zura Bio Ltd.
12

©2024 Zura Bio Ltd. 13 Significant opportunity and clinical need in hidradenitis suppurativa Assumes COSENTYX® becomes first line biologic for HS following FDA approval for HS on 31 - Oct - 2023. Sources: Medical Literature, MEDACorp KOLs, Company websites, IQVIA, US Department of Veteran’s Affairs, Zura Bio Management Acronyms: HS, hidradenitis suppurativa; Q4W, every four weeks; SC, subcutaneous US estimates of 300,000 to 400,000 HS patients High market need , 60% of HS patients are biologic eligible Tibulizumab may offer convenient Q4W SC dosing regimen Nasdaq: ZURA

We are developing tibulizumab as a differentiated treatment for HS patients zurabio

Nasdaq: ZURA

We are developing tibulizumab to potentially address three critical gaps

01 **EFFICACY**

Combined IL-17 + BAFF inhibition potentially results in broader and improved clinical responses for HS patients

02 **TOLERABILITY**

The two components of tibulizumab have been safely administered to ~150,000 study participants or patients[1]

03 **CONVENIENCE**

Developing to avoid onerous monitoring; potentially offer convenient Q4W SC dosing

[1] administered as mono-therapy ixekizumab or mono-therapy tabalumab

Sources: clinicaltrials.gov, Lilly press release, dated 2021, April 30, retrieved from URL , Taltz® delivers more cumulative days with completely clear skin for adults with psoriasis compared to seven other biologics in novel network meta-analysis

Acronyms: BAFF, B cell-activating factor; HS, hidradenitis suppurativa; IL, interleukin; Q4W, every four weeks; SC, subcutaneous

©2024 Zura Bio Ltd.
14

©2024 Zura Bio Ltd. systemic sclerosis (SSc) tibulizumab ZB - 106 Anti - BAFF x IL - 17 Tibulizumab, is a humanized bispecific dual antagonist antibody, and has been engineered to bind to and neutralize both BAFF and IL - 17A. Our approach with tibulizumab is to inhibit both pathways with a single agent, potentially providing clinical benefits to a broader range of patients, as well as a greater level of effect.

Initial area of development in orphan disease, systemic sclerosis zurabio

tibulizumab | ZB-106

Systemic sclerosis is a rare & life-threatening disease with no approved therapy

~200,000
people with SSc in US, EU and Japan [1]

40-60%
mortality in 10 years [2]

Zero
SSc-specific * drugs approved

$2B+
annual potential market opportunity

Sources: Medscape, BMJ best practice [1] Health Advanced, LLC; Lenabasum Commercial Market Assessment. [2] Tyndall et al, 2010 [3] Bergamasco, A. et al., Clin Epidemiol. 2019 Apr 18;11:257-273 [4] Zura Bio internal analysis and benchmarking, [5] Internal assumption based on demand research and rare disease analogues

(*) no effective treatment exists that combats the disease across organ systems

No effective treatment exists that combats the disease across organ systems

Systemic sclerosis is characterized by tissue inflammation and fibrosis

Lung



*Two disease-modifying drugs are approved for severe lung complications of the disease (SSc-ILD)

Skin



Other Organs



Tibulizumab has the potential to provide broader efficacy, working in more patients not just certain subsets

©2024 Zura Bio Ltd. 16

IL-17 and BAFF-Mediated Inflammation both contribute to SSc progression zurabio

tibulizumab | ZB-106

SSc includes the presence of autoantibodies, and aberrant activation of B-cells, T-cells, and cytokines

IL-17 is a pro-inflammatory cytokine that has been identified as a key contributor to SSc progression.

- IL-17 is increased in skin lesions and peripheral blood[1,2]
- Neutralization of IL-17 protected against bleomycin induced fibrosis[3]



IL-17
Binds to IL-17A preventing IL-A/A and IL-17A/F heterodimerization[1]
BAFF
Binds to BAFF trimer and BAFF 60-mer Preventing binding to BAFF-R, TACI, and BCMA[2]
BAFF 60-mer
BAFF Trimer
APRIL Trimer
L-17A/IL-17F
IL-17A/IL-17A
IL-17F/L-17F
IL-17RA
IL-17RC
BAFF-R
TACI
BCMA
Autoimmune Inflammation
Immature B Cell Survival and Maturation
T Cell independent Antibody Responses/B Cells Regulation/ Class switch recombination
Plasma Cell Survival

B cell activating factor (BAFF) is a potent B-cell activator and promotes the survival and differentiation of B-cells.

- BAFF is increased in peripheral blood and correlates with skin fibrosis and incidence of pulmonary fibrosis[4,5]
- In pre-clinical models BAFF blockade prevents skin fibrosis & autoantibody production[6,7]

Combined approaches to address T-cell and B-cell drivers of autoimmunity have the potential to increase clinical benefit

Sources: [1] Zhou et al. Human Immunology 2015; [2] Yang et al. Arthritis Res Ther 2014; [3] Cipolla et al. FASEB 2017; [4] Matsushita et al. Arthritis Rheum 2006; [5] Matsushita et al. J Rheum 2007; [6] Matsushita et al. J Invest Dermatol 2007; [7] François et al. J Autoimmun 2015

©2024 Zura Bio Ltd.
17

©2024 Zura Bio Ltd. Synergistic benefit of IL - 17 and BAFF Neutralization has been demonstrated in classic Collagen Induced Arthritis (CIA) model 18 Sources: Zura Internal Data, IND Briefing Isotype control Anti - BAFF Anti - IL 17 Anti - BAFF + Anti - IL 17 Anti - BAFF + Anti - IL - 17 7.5 5.0 2.5 0.0 20 30 40 50 Day Cumulative disease score Histology score 70 60 * * * * * Anti - BAFF + Anti - IL 17 Isotype control Anti - BAFF Anti - IL 17 50 40 30 20 10 0 Anti - BAFF + Anti - IL 17 * * 25 20 15 10 5 0 Isotype control Anti - BAFF Anti - IL 17 ns Anti - collagen antibody (mg/ml) Mice were injected with anti - IL - 17A and/or anti - BAFF on days 22, 29, and 36 The CIA murine model is similarly characterized by increased IL - 17 production and B cells that drive disease pathogenesis Rheumatoid arthritis is a prototypic autoimmune disease where individually targeting IL - 17 - mediated inflammation or depleting B cells has been clinically validated Surrogate antibodies were used to evaluate whether neutralization of IL - 17 and BAFF was superior to targeting individual pathways Blockade of both IL - 17A and BAFF was associated with reduced: ▪ Disease severity ▪ Anti - collagen antibodies ▪ Inflammation in the hind paw (histology score) tibulizumab | ZB - 106

Tibulizumab is Clinically De-Risked Through Phase 1b

zurabio
tibulizumab | ZB-106

78 Participants Dosed Across Three Phase 1/1b studies

57 participants with single dose; 21 participants with multiple dose up to 12 weeks

PHARMACOKINETICS

- $t_{1/2}$ is 26.9 days
- Bioavailability after SC doses was 62.9%
- At doses tested there is evidence of maximum target engagement with clinical safety supporting 6-fold “window” between max target engagement and max human dose tested

Established dosing regimen

PHARMACODYNAMICS

- In Phase 1b studies in both RA and Sjögren’s there were multiple impacts on PD markers:
  - Decrease in CD20+ B-cells with higher doses generally associated with larger changes from baseline
  - Decrease in hs-CRP AUC was associated with higher ZB-106 AUCs

Demonstrated PD in participants in Ph1b

SAFETY and ADA

- SAD Studies: No deaths or SAEs
- MAD study: No deaths, single related SAE of neutropenia with resolution
- Most frequent TEAE: Headache, transient neutropenia, nausea, diarrhea
- No TEAE of infection at target doses
- In the MAD study, one participant had TE-ADAs detected at a low titer

Safety / ADA profile in line with TALTZ®

Tibulizumab is a highly validated molecule that enables the opportunity to deliver on the promise of both IL-17 and BAFF inhibition in autoimmune disease

Abbreviations: MAD, multiple ascending dose; SAD, single ascending dose

©2024 Zura Bio Ltd.
19

Phase 2 SSc study focused on skin/lung endpoints

zurabio

tibulizumab | ZB-106

Key Inclusion Criteria

- Early diffuse cutaneous SSc, enriched for SSc-ILD
- mRSS 15-45
- Disease duration < 5years
- Stable background therapy, including MMF for 6 months
- Anti-centromere antibody negative

Randomized Trial (mRSS and HRCT)



Baseline image
HRCT
HRCT
HRCT
R
N=80 Patients
ZB-106 (N=40)
Placebo (N=40)
ZB-106 (N=80)
Efficacy Period (24 weeks treatment)
OLE (28 weeks treatment)

Key Efficacy Endpoints

- mRSS (Primary)
- qHRCT / FVC
- HAQ-DI (Function)
- Clinician / Patient Global

©2024 Zura Bio Ltd. 20

©2024 Zura Bio Ltd. Assessing Skin Thickness and Fibrosis with modified Rodnan skin score (mRSS) 21 Severe skin thickening and tightening restricts movement and causes painful ulcers on the hands and fingers, significantly impairing daily activities and quality of life. vs Fine Wrinkles (0/3) Severe Thickness (3/3) The mRSS assesses skin thickness in systemic sclerosis patients by evaluating 17 body sites (e.g., face, chest, abdomen, arms, legs). Each site is scored from 0 to 3. The total score ranges from 0 to 51, with higher scores indicating greater skin involvement . Upper arm Forearm Hand Fingers Thigh Leg Foot Upper arm Forearm Hand Fingers Thigh Leg Foot 17 Surface Anatomic Areas of the Body With inability to pinch the skin into a fold Moderate Thickness 2 Mild Thickness 1 Severe Thickness 3 Normal Skin 0 Abdomen Anterior chest Face tibulizumab | ZB - 106

©2024 Zura Bio Ltd. Assessing Interstitial Lung Disease (ILD) progression in SSc 22 FEV1/FVC Ratio Volume exhaled FVC FEV1 FEV1 FEV1 FVC FVC Restrictive diseases Obstructive diseases 1 second Time (seconds) Normal lungs ILD encompasses a diverse group of pulmonary disorders characterized by inflammation and progressive fibrosis of the lung interstitium , leading to restrictive lung physiology and impaired gas exchange. SSc often leads to ILD due to immune system dysregulation and subsequent lung interstitium fibrosis. vs Healthy Lung Fibrotic Lung tibulizumab | ZB - 106

©2024 Zura Bio Ltd. 23 ©2024 Zura Bio Ltd. Historic drivers of SSc study failures 1. Novel, and unvalidated mechanisms 2. Inclusion/exclusion criteria misses 3. Balancing sample size for mRSS and ILD participants Increase probability of success 1. Larger study sample size increases probability of success (mRSS) 2. Sufficient sample size for ILD to understand potential Phase 3 effect 3. High Resolution CT highly correlates with FVC > ILD read - through Phase 2 SSc development aims to reduce historical risks associated with therapeutic area development Acronyms: CT, computed tomography; FVC, forced vital capacity; IL, interleukin; ILD, interstitial lung disease; mRSS, modified Rodnan skin score tibulizumab | ZB - 106

©2024 Zura Bio Ltd. hidradenitis suppurativa (HS) tibulizumab ZB - 106 Anti - BAFF x IL - 17 Tibulizumab, is a humanized bispecific dual antagonist antibody, and has been engineered to bind to and neutralize both BAFF and IL - 17A. Our approach with tibulizumab is to inhibit both pathways with a single agent, potentially providing clinical benefits to a broader range of patients, as well as a greater level of effect.

TAM projected at $3.5 -$4B By 2030

Overview of hidradenitis suppurativa (HS)

zurabio

tibulizumab | ZB-106

DISEASE OVERVIEW



- Hidradenitis suppurativa is an inflammatory follicular skin disease
- Skin lesions develop in axillae, in the groin, and under the breasts, are formed as a result of inflammation & infection of sweat glands and are characterized by:
  - Recurrent boil-like nodules and abscesses that culminate in pus-like discharge
  - Difficult-to-heal open wounds (sinuses) and scarring
  - Increased Th1/Th17 and B cell mediated inflammation [1-3]
  - Disproportionately affects women between adolescent age to 55 years of age [4,5]

CLINICAL OPPORTUNITY [6]

Estimated

~300K people

living with Hidradenitis suppurativa in the U.S.

(1-2% global prevalence)

Average of

7 years

to diagnose globally

High unmet need

>50% patients still left inadequately treated

According to HiSCR 75 data

CURRENT APPROVED TREATMENTS ONLY AIM TO MANAGE SYMPTOMS AND INCLUDE STEROIDS OR IMMUNOSUPPRESSANTS TO MANAGE SYSTEMIC SYMPTOMS

Sources: [1]Moran, Barry, et al. Journal of Investigative Dermatology, doi:10.1016/j.jid.2017.05.033. [2]Banerjee, Anirban, et al. Immunological Investigations, doi:10.1080/08820139.2016.1230867. [3]Sabat, Robert, et al. Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034. [4]Garg, Amit, et al. JAMA Dermatology, doi:10.1001/jamadermatol.2017.0201. [5]Ingram, John R. British Journal of Dermatology, doi:10.1111/bjd.19435. [5]Ingram, John R. British Journal of Dermatology, doi:10.1111/bjd.19435. [6]Medical Literature, MEDACorp KOL Discussions

©2024 Zura Bio Ltd. 25

B Cell Signaling Potentiates HS Disease

zurabio

tibulizumab | ZB-106

Pathogenic Role for B Cells and Plasma Cells

- CD20+ B and CD138+ Plasma Cells are increased in chronic HS lesions [1]

CD20+ B cells in HS Lesions



CD20+ B cells
Score
Healthy skin
Perilesional
Early lesion
Chronic HS

- B cell depletion with rituximab provided therapeutic benefit with 4 out of 5 cases reporting complete remission of HS lesions [5]

BAFF Drives B Cell Activation and Inflammation

- Increased BAFF expression in HS lesions and tunnels [2-4]
- Neutralization of BAFF in HS lesional explants reduced the expression of B & plasma cell gene signatures [2]

BAFF gene expression in HS



P=0.001
P=0.000
P=0.000
P=0.000
P=0.010
P=0.001
P=0.043
skin BAFF mRNA (r.u.)
healthy
healthy, int.
HS les
Pso les
AD les

BAFF is essential for B cell activation



BCR
BAFF
BAFFR
ITAM
SyK
ERK
PI3K
IKK1
NFκB2

Clinical Benefit of Targeting B Cells

- Modulating B cell function using fostamatinib (SYK inhibition) provided therapeutic benefit in HS [6]
- B cell depletion with rituximab provided therapeutic benefit [5]
- 4/5 cases report complete remission of HS lesions [5]

B cell disruption is efficacious in HS



Percentage of Participants Achieving Clinical Outcome (%)
Baseline
W1
W2
W4
W5
W6
W8
W12
Timepoint
HiSCR50
HiSCR75
HiSCR90

Week 12	% Achieving HiSCR50	% Achieving HiSCR75
Fostamatinib (SYK inhibition) [6]	85%	70%

Sources: [1]Van der Zee, H.H., et al. British Journal of Dermatology, doi:10.1111/j.1365-2133.2011.10698.x. [2] Rumberger, Beth E., et al. Inflammation Research, doi:10.1007/s00011-020-01381-7. [3] Sabat, Robert, et al. Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034. [4] Gudjonsson, Johann E., et al. JCI Insight, doi:10.1172/jci.insight.139930. [6] Jepsen, Rebecca, et al. Journal of the American Academy of Dermatology, doi:10.1016/j.jaad.2023.05.076.

©2024 Zura Bio Ltd.
26

Ongoing Novartis phase 2b multicenter platform study offers additional clinical evidence of B cell targeting benefit in HS zurabio

tibulizumab | ZB-106

Presented at the American Academy of Dermatology Annual Meeting; March 8–12, 2024; San Diego, CA.



Cohorts
Outcome
A
Iscalimab s.c. 600 mg
anti–CD-40
Positive
B
LYS006 b.i.d. 20 mg
LTA4Hi
Negative
C
MAS825 s.c. 300 mg
anti–IL-1β/ IL-18
Positive
D
Remibrutinib b.i.d. 100 mg or 25 mg
BTKi
Positive
E
Ianalumab s.c. 300 mg
anti–BAFF-R
Ongoing
~40–70 patients per cohort
R
Investigational treatments (Cohort A–E)
Corresponding placebo (Cohort A–E)
Follow-up period variable length depending on MoA
Screening
PEA
EOS
W –5
D 1
Double-blind treatment period
W 16

Patients

- Adult patients aged 18–65 years
- Moderate to severe HS for ≥12 months in ≥2 anatomical areas with ≤15 tunnels
- ***Cohorts A, C, and E:*** ≥5 inflammatory lesions
- ***Cohorts B and D:*** ≥3 inflammatory lesions

*Study started in February 2019 and is currently ongoing.
BAFF-R, B-cell activating factor of the tumor necrosis alpha family receptor; b.i.d., twice daily; BTKi, Bruton's tyrosine kinase inhibitor; CD, cluster of differentiation; D, day; EOS, end of study; HS, hidradenitis suppurativa; IL, interleukin; LTA4H, leukotriene A4 hydrolase; MoA, mechanism of action; PEA, primary endpoint analysis; R, randomization; s.c., subcutaneous; W, week. Clinicaltrials.gov NCT03827798. Available at: https://classic.clinicaltrials.gov/ct2/show/NCT03827798 (Accessed 6 Mar 2024).

©2024 Zura Bio Ltd.
27

©2024 Zura Bio Ltd. 28 Novartis’ interim results presented at ‘24 AAD, BTKi PBO adjusted delta in line with approved and in development agents Presented at the American Academy of Dermatology Annual Meeting; March 8 – 12, 2024; San Diego, CA. *The sHiSCR is defined as a ≥50% reduction in the abscess and inflammatory nodule count and no increase in draining tunnels compared with b aseline. †Difference refers to the difference between remibrutinib (either dose) and pooled placebo at Week 16. ‡Bayesian posterior probability of remibrutinib (either dose) being better than pooled placebo. CI, confidence interval; HiSCR , hidradenitis suppurativa clinical response; n, total number of patients with response; N, total number of patients in each tre atment arm; NRI, non - responder imputation; sHiSCR , simplified hidradenitis suppurativa clinical response. ▪ The primary endpoint of this study was met for both doses of remibrutinib ; patients treated with remibrutinib reported a greater rate of sHiSCR * at Week 16 compared with placebo 48.5 72.7 34.7 20 0 40 60 80 100 0 2 4 6 10 12 14 16 Proportion of patients reporting sHiSCR (%) 8 Week Remibrutinib 100 mg (N = 33) Remibrutinib 25 mg (N = 33) Pooled placebo (N = 49) Cohort D Cohort A – D Remibrutinib 25 mg (N = 33) Remibrutinib 100 mg (N = 33) Pooled Placebo (N = 49) Proportion of patients with sHiSCR*: Observed with NRI (%) 72.7 48.5 34.7 Difference † (%) (95% CI) 38.0 (21.1 to 55.0) 13.8 ( – 4.4 to 32.0) Bayesian estimated (%) 72.3 48.5 34.9 Difference † (%) (95% CI) 37.2 (19.7 to 53.0) 13.9 ( – 4.2 to 31.9) Probability of difference ‡ 99.9 89.6 tibulizumab | ZB - 106

HS innovator expected to be uniquely positioned to capture opportunities across 1st, 2nd, and 3rd-line HS patients zurabio
tibulizumab | ZB-106

2030 HS Projections *

350,000 HS Patients

~45% Hurley Stage I 160,000 Patients	~55% Hurley Stage II & III 190,000 Patients

- oral doxycycline +/- oral antiandrogenic agent or metformin → clindamycin, rifampin acitretin, dapsone
- 1st Line: 110,000 biologic treated — adalimumab, bimekizumab, secukinumab
- 2nd Line: 55,000 Patients
- 3rd Line: 27,500 Patients

1st Line: ~60% non-response, loss of response or intolerant

2nd and 3rd Line: Significant Unmet Need

1st, 2nd and 3rd Line: **Innovator Opportunity**

(*) Assumes Cosentyx® becomes first line biologic for HS following FDA approval for HS on 31-Oct-2023.
Sources: Medical Literature, MEDACorp KOLs, Company websites, IQVIA, US Department of Veteran's Affairs, Zura Bio Management
Acronyms: HS, hidradenitis suppurativa

©2024 Zura Bio Ltd. 29

Planned Phase 2 HS Trial Design*

zurabio
tibulizumab | ZB-106

KEY INCLUSION CRITERIA

- Moderate to Severe HS
- Hurley Stage II/III
- Total abscess and inflammatory count (AN) ≥ 5

n = 90-120

R 1:1:1

- ZB-106 DOSE LEVEL 1
- PLACEBO
- ZB-106 DOSE LEVEL 2

12-week safety follow-up

KEY EFFICACY ENDPOINTS

- HiSCR
- Improvement in baseline AN counts
- IHS4
- PGA
- DLQI
- PK / PD assessments

KEY SAFETY ENDPOINTS

- General Safety and Tolerability
- Severe infection
- Neutropenia

(*) Trial design is subject to change

Acronyms: DLQI, dermatology life quality index; HiSCR, Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IHS4, international hidradenitis suppurativa severity score system; PD, pharmacodynamic; PGA, physician's global assessment; PK, pharmacokinetic; R, randomization

©2024 Zura Bio Ltd.
30

©2024 Zura Bio Ltd. crebankitug ZB - 168 Anti - IL - 7R α + TSLP Crebankitug is a high - affinity, fully human monoclonal antibody that neutralizes the IL - 7 receptor alpha (IL - 7R α ) chain, potentially blocking the immune pathways of IL - 7 and thymic stromal lymphopoietin (TSLP).

Crebankitug, a multi-functional antibody with cytokine signaling via IL-7R and TSLP pathways

crebankitug | ZB-168

IL-7Rα is a key receptor in immune regulation, central to the signaling of cytokines ***IL-7*** and ***TSLP***

IL-7

IL-7Rα collaborates with the common gamma chain (γc) to establish the IL-7 receptor complex

Triggers a sequence of cellular events, notably **JAKs & STATs**

Vital for the growth, sustenance, and balance of T-cells


IL-7Rα
IL-7
γc
IL-7Rα
JAK1
JAK3
STAT5
STAT3
STAT1
T-Cell
TSLP
IL-7Rα
TSLPR
JAK2
JAK1
STAT5

TSLP

TSLP binds to its dedicated receptor, TSLPR. For optimal signaling, IL-7Rα joins the mix, creating a composite complex with TSLPR and TSLP

This assembled complex **initiates pathways** primarily linked to **type 2 immunity**

Commonly tied to allergic responses and specific inflammatory scenarios

Positioning crebankitug for diverse immune-related and autoimmune conditions

©2024 Zura Bio Ltd. 32

Both TSLP and IL-7 have a role in activating Th1, Th2 and Th7 driven inflammation zurabio
crebankitug | ZB-168

IL-7 PATHWAY

- IL-7 is a growth factor that binds to the heterodimeric receptor of IL-7R:γC and is critical for the survival, development and homeostasis of central and effector memory T cells[4]
- Due to the high expression of IL-7R on T_{eff} compared to T_{reg}, inhibition results in a 20-fold greater activity in reducing T_{eff}, leading to an increase in T_{reg}:T_{eff} ratio[5, 6]


Allergen
Virus
Bacteria
Pollutant
Keratinocytes
Airway Epithelium
Stromal cell
IL-7
TSLP
TSLPR
IL-7Ra
Eosinophil
IL-5R
IL-4R
Basophil
Mast Cell
ILC2
DC
T Cell
B Cell
γC
CCL17/TARC
CCL22/MDC
IL-5, IL-13, Amphiregulim
IL-7 Mediated
TSLP Mediated
T Cell Activation CD4/CDB Effector Cells
Th2 Differentiation Treg Development
B Cell Maturation
B Cell Development

TSLP PATHWAY

- Thymic stromal lymphopoietin (TSLP) is an epithelial-derived cytokine primarily expressed in the lungs, skin and gastrointestinal tract[1]
- TSLP is released from the epithelium by disease amplifying Th2 immune response, including the production of IL-4, -5, -9 and -13.[1]
- TSLP inhibition is clinically validated in severe asthma and has shown positive therapeutic benefit in additional Th2 driven diseases[2,3]

Sources: 1. Ebina-Shibuy, 2022. Nat Rev Immunol, 2. Marone, 2019. Expert Opin Investig Drugs, 3. Menzies-Gow, 2020. Respir Res, 4. Chen, 2021. Frontiers Immunol, 5. Herold, 2019 JCI Insight, Graphic created in BioRender; 5. doi.org/10.3389/fimmu.2018.02692, 6. doi.org/10.1016/j.isci.2020.101421, 7. https://www.frontiersin.org/articles/10.3389/fimmu.2020.01557/full

©2024 Zura Bio Ltd.
33

©2024 Zura Bio Ltd. torudokimab ZB - 880 Anti - IL - 33 Torudokimab is a fully human, high affinity monoclonal antibody that neutralizes IL - 33, preventing ST2 - dependent and ST2 - independent (e.g., RAGE) inflammation.

Torudokimab Asset Overview

zurabio

torudokimab | ZB-880

About torudokimab

01 IL-33 implicated in driving Th2 biology through ST2 and Th1/Th17 through alternative signaling[1]

02 Well tolerated in Ph1 and Ph2 trials conducted by Eli Lilly[2]

141 healthy volunteers in Ph1 study	103 participants with moderate to severe atopic dermatitis in Ph2
Analyses confirmed key biomarker reductions (IL-13, periostin and CCL17/TARC) and no ADA impact[3]	Potential utility in diseases driven by epithelial inflammation[1]

03 The target engagement evaluation suggested binding to IL-33 and treatment emergent ADA had no apparent impact on PK or target engagement

Mechanism of Action

01 Inhibition of IL-33 blocks both ST2 and RAGE signaling[4]

Initial Focus on Respiratory, Dermatologic, Gastrointestinal and Orphan Autoimmune Indications

01 Potential for 1st-in-class opportunities

02 Validated pathways in COPD4 and asthma[5]


IL33
IL33
IL33
IL1RAcP
ST2L
JAK2
P
STAT5
STAT5
P
TIR
TIR
MyD88
p38 MAPK
NFkB
RelA
p50

Sources: 1. Cohen et al. 2015 Nature, 2. https://clinicaltrials.gov/ct2/show/NCT03913260; https://clinicaltrials.gov/ct2/show/NCT03343587; https://clinicaltrials.gov/ct2/show/NCT03831191, Section 6.1, DSUR for period 23-Sep-2019 to 22-Sep-2020, 3. doi.org/10.1111/bjd.21631 4. Okragly et al Journal of Inflammation Research 2021:14 3823–3835, 5.. doi:10.1056/NEJMoa2024257

©2024 Zura Bio Ltd. 35

©2024 Zura Bio Ltd. Torudokimab IL - 33 Pathway 36 Sources: 1. Chan, 2019. Frontiers Immunol, 2. doi.org/10.1016/j.cyto.2022.155891, 3. https://doi.org/10.1038/ng.323 and doi:1 0.1 016/j.jaci.2020.04.051 , 4. .:https://doi.org/10.1016/S2213 - 2600(22)00005 - 4; doi:10.1056/NEJMoa2024257 and doi: 10.1126/scitranslmed.aax2945 , 5. Sci Trans Med., Zura Bio Internal data, 6. doi: 10.1111/imm.12174; https://doi.org/10.3389/fph ys.2021.781012 and https://doi.org/10.3389/fmed.2021.739489 IL - 33 is a member of the IL - 1 cytokine family that is constitutively expressed in structural and lining cells including fibroblasts, endothelial, and epithelial cells of skin, gastrointestinal tract, and lungs 1 IL - 33 is released from the epithelium by disease exacerbating environmental factors and is an important amplifier of innate inflammation during exacerbations 2 Polymorphisms in IL - 33 and ST2 are associated with increased eosinophil production as well as respiratory diseases such as COPD and severe asthma IL - 33 inhibition clinically validated in severe asthma, COPD3, and subsets of other epithelial disorders 4 Pre - clinical data demonstrates superior activity of torudokimab compared with etokimab suggesting the potential for best - in - class activity 5 Emerging biology suggests expanding opportunity for IL - 33 in fibrotic and autoimmune conditions 6 torudokimab | ZB - 880

©2024 Zura Bio Ltd. Torudokimab Has Potential for “Best - in - Class” Activity 37 Torudokimab was 2.9 and 5.5 - fold more potent than etokimab and itepekimab , respectively, inhibiting IL - 33 - induced GM - CSF production by human mast cells Sources: Zura Bio Internal data Antibody k on (M - 1 s - 1 ) k off (s - 1 ) k d (pM) Torudokimab Potency torudokimab (LY3375880) 1.7 x 10 6 6.7 x 10 - 5 39 etokimab (AnaptysBio) 9.4 x 10 5 1.2 x 10 - 4 112 2.9x itepekimab (Regeneron) 7.6 x 10 5 1.6 x 10 - 4 215 5.5x torudokimab | ZB - 880